--------------------------------------------------------------------------------
                           VAN KAMPEN HIGH YIELD FUND
--------------------------------------------------------------------------------

     Van Kampen High Yield Fund (the "Fund") is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund's primary investment objective is to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives primarily through investment in a diversified portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. The Fund may invest in debt securities rated between BB and D (inclusive) by Standard & Poor's Ratings Group, Ba and C (inclusive) by Moody's Investors Service, Inc., comparably rated short-term debt obligations and unrated debt securities determined by the Fund's investment adviser to be of comparable quality, which securities are commonly referred to as "junk bonds."

     Investment in medium and lower grade securities involves special risks as compared with investment in higher grade securities, including potentially greater sensitivity to a general economic downturn or a significant increase in interest rates, greater market price volatility and less liquid secondary market trading, among others. Lower grade corporate debt securities are considered to be more speculative with respect to the payment of interest and return of principal than higher grade corporate debt securities. Investment in foreign securities involves certain risks in addition to those associated with the domestic securities in which the Fund may invest. See "Investment Objective and Policies." Investment in the Fund may not be appropriate for all investors. Purchasers should carefully assess the risks associated with an investment in this Fund.

     The Fund's investment adviser is Van Kampen Investment Advisory Corp. (the "Adviser"). The Fund is a series of Van Kampen Trust (the "Trust"). This Prospectus sets forth the information about the Fund that a prospective investor should know before investing. Please read and retain this Prospectus for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 341-2911.
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------
     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     A Statement of Additional Information, dated October 28, 1998, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge, by calling (800) 341-2911 or for Telecommunication Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

                             [VAN KAMPEN FUNDS LOGO]

                   THIS PROSPECTUS IS DATED OCTOBER 28, 1998.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      7
The Fund....................................................      9
Investment Objectives and Policies..........................      9
Investment Practices........................................     13
Investment Advisory Services................................     15
Alternative Sales Arrangements..............................     16
Purchase of Shares..........................................     18
Shareholder Services........................................     24
Redemption of Shares........................................     27
Distribution and Service Plans..............................     28
Distributions from the Fund.................................     30
Tax Status..................................................     30
Fund Performance............................................     32
Description of Shares of the Fund...........................     33
Additional Information......................................     33
Appendix A: Ratings of Corporate Obligations................    A-1

     NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND. Van Kampen High Yield Fund (the "Fund") is a separate, diversified series of Van Kampen Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The Fund's primary investment objective is to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. There is no assurance the Fund will achieve its investment objectives. See "Investment Objective and Policies."

INVESTMENT POLICIES. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality as determined by the Fund's investment adviser, Van Kampen Investment Advisory Corp. (the "Adviser").

  Medium grade debt securities are those rated BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term debt obligations and unrated debt securities determined by the Adviser to be of comparable quality. Debt securities rated BBB by S&P generally are regarded by S&P as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated debt securities. Debt securities rated Baa by Moody's generally are considered by Moody's as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.

  Lower grade debt securities are those rated between BB and D (inclusive) by S&P, Ba and C (inclusive) by Moody's, comparably rated short-term debt obligations and unrated debt securities determined by the Adviser to be of comparable quality, which securities sometimes are referred to as "junk bonds." Debt securities rated BB, B, CCC, CC and C by S&P generally are regarded by S&P, on balance, as significantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, in S&P's view these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt securities rated C by S&P may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Debt securities rated D by S&P are in payment default, and payment of interest or repayment of principal is in arrears. Debt securities rated Ba by Moody's are judged to have speculative elements, their future cannot be as well-assured. In Moody's view, often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Debt securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt securities which are rated Caa by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca by Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds which are rated C by Moody's are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. A complete description of the various S&P and Moody's rating categories is included as Appendix A to this Prospectus.

  Investment in medium and lower grade securities involves special risks as compared with investment in higher grade securities, including potentially greater sensitivity to a general economic downturn or a significant increase in interest rates, greater market price volatility and less liquid secondary market trading, among others. Investment in securities that are in default, or with respect to which payment of interest or repayment of principal is in arrears, presents additional special risk considerations. Investment in foreign securities involves certain risks in addition to those associated with the domestic securities in which the Fund may invest. There is no assurance that the Fund will achieve its investment objective. The

Fund may not be an appropriate investment for all investors. The net asset value per share of the Fund can be expected to increase or decrease depending on real or perceived changes in the credit risks associated with its portfolio investments, changes in interest rates and other factors affecting the credit markets generally. See "Investment Objectives and Policies" and "Appendix A."

INVESTMENT PRACTICES. Subject to certain limitations, the Fund may enter into strategic transactions, write covered call options, lend its portfolio securities, enter into when issued or delayed delivery transactions, and enter into repurchase and reverse repurchase agreements. These investment practices entail certain risks. See "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

PURCHASE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares."

REDEMPTION. Class A Shares generally may be redeemed at net asset value, without charge, subject to conditions set forth herein. Shares sold subject to a contingent deferred sales charge ("CDSC Shares") may be redeemed at net asset value per share less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. The Fund may require the redemption of shares if the value of an account is $500 or less. See "Redemption of Shares".

INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. The Fund will declare distributions on a daily basis and will pay such distributions from net investment income, net recognized short-term capital gains and principal on a monthly basis. Long-term capital gains, if any, are distributed annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                                              CLASS A      CLASS B        CLASS C
                                                              SHARES        SHARES         SHARES
                                                              -------      -------        -------
Maximum sales charge imposed on purchases (as percentage of
  the offering price).......................................   4.75%(1)      None           None
Maximum sales charge imposed on reinvested dividends (as a
  percentage of the offering price).........................    None         None(3)        None(3)
Deferred sales charge (as a percentage of the lesser of the
  original purchase price or redemption proceeds)...........    None(2)  Year 1--4.00%   Year 1--1.00%
                                                                         Year 2--3.75%    After--None
                                                                         Year 3--3.50%
                                                                         Year 4--2.50%
                                                                         Year 5--1.50%
                                                                         Year 6--1.00%
                                                                          After--None
Redemption fees (as a percentage of amount redeemed)........    None         None           None
Exchange fees...............................................    None         None           None

--------------------------------------------------------------------------------
(1) Reduced on investments of $100,000 or more. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 Million or More."
(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
--------------------------------------------------------------------------------

                                                              CLASS A    CLASS B    CLASS C
                                                              SHARES     SHARES     SHARES
                                                              -------    -------    -------
Management Fees (as a percentage of average daily net
  assets; after fee waiver)(1)..............................   0.65%      0.65%      0.65%
12b-1 Fees(2) (as a percentage of average daily net
  assets)...................................................   0.24%(3)   1.00%(4)   1.00%(4)
Other Expenses (as a percentage of average daily
  net assets)...............................................   0.25%      0.26%      0.26%(4)
Total Expenses (as a percentage of average daily
  net assets; after fee waiver).............................   1.14%      1.91%      1.91%

--------------------------------------------------------------------------------
(1) In the absence of fee waiver, "Management Fees" would have been 0.75%, 0.75% and 0.75% for Class A, B and C Shares, respectively and "Total Expenses" would have been 1.24%, 2.01% and 2.01% for Class A, B and C Shares, respectively.

(2) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge for distribution-related expenses. The asset based sales charge with respect to Class C Shares includes an amount of 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation. See "Distribution and Service Plans."

(3) The Fund's distribution and service plans with respect to Class A Shares provide that 12b-1 and service fees are charged only with respect to Class A Shares of the Fund sold after the implementation date of such plans. Due to the incremental "phase-in" of the Fund's 12b-1 and service plans with respect to Class A Shares, it is anticipated that 12b-1 and service fees attributable to Class A Shares will increase in accordance with such plans to a maximum aggregate amount of 0.25% of the net assets attributable to the Fund's Class A Shares. Accordingly, it is unlikely that future expenses will remain consistent with those disclosed in the fee table. See "Distribution and Service Plans."

(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.

EXAMPLE:

                                                              ONE    THREE   FIVE     TEN
                                                              YEAR   YEARS   YEARS   YEARS
                                                              ----   -----   -----   -----
You would pay the following expenses on a $1,000 investment, assuming (i) an operating expense ratio of 1.14% for Class A
Shares, 1.91% for Class B Shares, and 1.91% for Class C
Shares, (ii) a 5.00% annual return and (iii) redemption at
the end of each period:
      Class A Shares........................................  $59    $ 82    $107    $180
      Class B Shares........................................  $59    $ 95    $118    $203*
      Class C Shares........................................  $29    $ 60    $103    $223
You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of each period:
      Class A Shares........................................  $59    $ 82    $107    $180
      Class B Shares........................................  $19    $ 60    $103    $203*
      Class C Shares........................................  $19    $ 60    $103    $223

--------------------------------------------------------------------------------
* Based on conversion to Class A Shares after eight years.

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. Fees currently waived or expenses reimbursed by the Adviser may not continue; accordingly, future expenses as projected may increase. Class B Shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for one share outstanding throughout the periods indicated)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout each of the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for each of the periods indicated and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.

                                                                         CLASS A SHARES
                                -------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,
                                -------------------------------------------------------------------------------------------------
                                 1998      1997      1996      1995      1994      1993      1992      1991      1990      1989
                                 ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net Asset Value, Beginning of
 the Period...................  $ 9.854   $ 9.493   $ 9.398   $ 9.643   $10.380   $ 9.896   $ 9.202   $ 9.960   $12.980   $13.650
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
 Net Investment Income........    0.857     0.857     0.878     0.844     0.908     1.118     1.169     1.256     1.608     1.650
 Net Realized and Unrealized
   Gain/Loss..................    0.037     0.384     0.147    (0.099)   (0.595)    0.566     0.813    (0.604)   (2.970)   (0.610)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from Investment
 Operations...................    0.894     1.241     1.025     0.745     0.313     1.684     1.982     0.652    (1.362)    1.040
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less:
 Distributions from and in
   Excess of Net Investment
   Income.....................    0.855     0.865     0.880     0.815     0.950     1.129     1.189     1.297     1.608     1.650
 Distributions from Net
   Realized Gain on
   Investments................    0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
 Return of Capital
   Distributions..............    0.000     0.015     0.050     0.175     0.100     0.071     0.099     0.113     0.050     0.060
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions...........    0.855     0.880     0.930     0.990     1.050     1.200     1.288     1.410     1.658     1.710
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of the
 Period.......................  $ 9.893   $ 9.854   $ 9.493   $ 9.398   $ 9.643   $10.380   $ 9.896   $ 9.202   $ 9.960   $12.980
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total Return* (a).............    9.36%    13.60%    11.26%     8.50%     2.92%    18.08%    22.85%     8.22%   (10.88%)    7.96%
Net Assets at End of the
 Period (In millions).........  $ 280.6   $ 288.0   $ 271.1   $ 253.3   $ 260.7   $ 251.5   $ 221.4   $ 199.5   $ 220.5   $ 353.8
Ratio of Expenses to Average
 Net Assets*..................    1.14%     1.17%     1.31%     1.31%     1.32%     1.20%     1.42%     1.41%     1.28%     1.27%
Ratio of Net Investment Income
 to Average Net Assets*.......    8.61%     8.83%     9.16%     9.13%     8.85%    11.13%    12.12%    14.00%    13.68%    12.47%
Portfolio Turnover............     154%      125%      102%      152%      203%      198%      174%      158%       67%      120%
 * If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets.......    1.24%     1.26%     1.31%       N/A       N/A       N/A       N/A       N/A       N/A       N/A
   Ratio of Net Investment
     Income to Average Net
     Assets...................    8.51%     8.73%     9.15%       N/A       N/A       N/A       N/A       N/A       N/A       N/A

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                   See Financial Statements and Notes thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- continued (for one share outstanding throughout the
--------------------------------------------------------------------------------

                                                                 CLASS B SHARES
                                     ----------------------------------------------------------------------
                                                        YEAR ENDED                         MAY 17, 1993
                                                         JUNE 30,                          (COMMENCEMENT
                                     ------------------------------------------------    OF DISTRIBUTION)
                                      1998      1997      1996      1995       1994     TO JUNE 30, 1993(A)
                                      ----      ----      ----      ----       ----     -------------------
Net Asset Value, Beginning of the
 Period............................  $ 9.855   $ 9.497   $ 9.398   $ 9.638   $ 10.382         $10.190
                                     -------   -------   -------   -------   --------         -------
 Net Investment Income.............    0.782     0.777     0.797     0.788      0.889           0.117
 Net Realized and Unrealized
   Gain/Loss.......................    0.036     0.388     0.160    (0.115)    (0.665)          0.217
                                     -------   -------   -------   -------   --------         -------
Total from Investment Operations...    0.818     1.166     0.957     0.673      0.224           0.334
                                     -------   -------   -------   -------   --------         -------
Less:
 Distributions from and in Excess
   of Net Investment Income........    0.783     0.794     0.812     0.751      0.877           0.128
 Return of Capital Distributions...    0.000     0.014     0.046     0.162      0.091           0.014
                                     -------   -------   -------   -------   --------         -------
Total Distributions................    0.783     0.808     0.858     0.913      0.968           0.142
                                     -------   -------   -------   -------   --------         -------
Net Asset Value, End of the
 Period............................  $ 9.890   $ 9.855   $ 9.497   $ 9.398   $  9.638         $10.382
                                     =======   =======   =======   =======   ========         =======
Total Return*(b)...................    9.28%    12.64%    10.55%     7.61%      2.11%           3.27%**
Net Assets at End of the Period (In
 millions).........................  $ 145.0   $ 128.7   $  97.1   $  55.9   $   33.2         $   2.7
Ratio of Expenses to Average Net
 Assets*...........................    1.91%     1.93%     2.07%     2.04%      2.13%           2.06%
Ratio of Net Investment Income to
 Average Net Assets*...............    7.84%     8.03%     8.39%     8.35%      7.94%           7.17%
Portfolio Turnover.................     154%      125%      102%      152%       203%            198%**
 * If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................    2.01%     2.02%     2.07%       N/A        N/A             N/A
   Ratio of Net Investment Income
     to Average
     Net Assets....................    7.74%     7.94%     8.38%       N/A        N/A             N/A

                                                           CLASS C SHARES
                                     -----------------------------------------------------------
                                                                               AUGUST 13, 1993
                                              YEAR ENDED JUNE 30,               (COMMENCEMENT
                                     -------------------------------------    OF DISTRIBUTION)
                                      1998      1997      1996      1995     TO JUNE 30, 1994(A)
                                      ----      ----      ----      ----     -------------------
Net Asset Value, Beginning of the
 Period............................  $ 9.851   $ 9.495   $ 9.396   $ 9.643        $ 10.340
                                     -------   -------   -------   -------        --------
 Net Investment Income.............    0.780     0.780     0.828     0.745           0.761
 Net Realized and Unrealized
   Gain/Loss.......................    0.036     0.384     0.129    (0.079)         (0.605)
                                     -------   -------   -------   -------        --------
Total from Investment Operations...    0.816     1.164     0.957     0.666           0.156
                                     -------   -------   -------   -------        --------
Less:
 Distributions from and in Excess
   of Net Investment Income........    0.783     0.794     0.812     0.751           0.763
 Return of Capital Distributions...    0.000     0.014     0.046     0.162           0.090
                                     -------   -------   -------   -------        --------
Total Distributions................    0.783     0.808     0.858     0.913           0.853
                                     -------   -------   -------   -------        --------
Net Asset Value, End of the
 Period............................  $ 9.884   $ 9.851   $ 9.495   $ 9.396        $  9.643
                                     =======   =======   =======   =======        ========
Total Return*(b)...................    8.47%    12.65%    10.55%     7.61%           1.37%**
Net Assets at End of the Period (In
 millions).........................  $  11.5   $   8.1   $   7.0   $   2.0        $    2.2
Ratio of Expenses to Average Net
 Assets*...........................    1.91%     1.93%     2.06%     2.12%           2.14%
Ratio of Net Investment Income to
 Average Net Assets*...............    7.83%     8.08%     8.38%     8.13%           7.91%
Portfolio Turnover.................     154%      125%      102%      152%            203%**
 * If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................    2.01%     2.03%     2.07%       N/A             N/A
   Ratio of Net Investment Income
     to Average
     Net Assets....................    7.73%     7.99%     8.38%       N/A             N/A

 ** Non-Annualized.

(a) Based on average shares outstanding.

(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable.

                   See Financial Statements and Notes thereto

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

  Van Kampen High Yield Fund (the "Fund") is a separate, diversified series of Van Kampen Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.

  Van Kampen Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen Funds Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  The Fund's primary investment objective is to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. These investment objectives are fundamental and cannot be changed without shareholder approval. The Fund seeks to achieve its investment objectives primarily through investment in a diversified portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality as determined by the Adviser. The Fund will invest in a broad range of issues representing various companies and industries and traded on various markets.

  Medium grade debt securities are those rated BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term debt obligations and unrated debt securities determined by the Adviser to be of comparable quality. Debt securities rated BBB by S&P generally are regarded by S&P as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated debt securities. Debt securities rated Baa by Moody's generally are considered by Moody's as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.

  Lower grade debt securities are those rated between BB and D (inclusive) by S&P, Ba and C (inclusive) by Moody's, comparably rated short-term debt obligations and unrated debt securities determined by the Adviser to be of comparable quality, which securities sometimes are referred to as "junk bonds". Debt securities rated BB, B, CCC, CC and C by S&P generally are regarded by S&P, on balance, as significantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt securities rated BB indicates the lowest degree of speculation and C the highest degree of speculation with respect to such securities. While such debt will likely have some quality and protective characteristics, in S&P's view these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt securities rated C by S&P may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Debt securities rated D by S&P are in default, and payment of interest or repayment of principal is in arrears. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. Debt securities rated Ba by Moody's are judged to have speculative elements, their future cannot be as well-assured. In Moody's view, often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Debt securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt securities which are rated Caa by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca by Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds which are rated C by Moody's are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. A complete description of the various S&P and Moody's rating categories is included as Appendix A to this Prospectus.

  Investment in medium and lower grade securities involves special risks as compared with investment in higher grade securities, including potentially greater sensitivity to a general economic downturn or a significant increase in interest rates, greater market price volatility and less liquid secondary market trading, among others. Investment in securities that are in default, or with respect to which payment of interest or repayment of principal is in arrears, presents special risk considerations. The Fund may incur additional expenses to the extent that it is required to seek recovery of interest or principal, and the Fund may be unable to obtain full recovery thereof. See "Special Risk Considerations Regarding Medium and Lower Grade Debt Securities." Investment in foreign government and foreign corporate debt securities entails risks in addition to those associated with the domestic securities in which the Fund may invest. See "Foreign Securities." There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle. The net asset value per share of the Fund can be expected to increase or decrease depending on real or perceived changes in the credit risks associated with its portfolio investments, changes in interest rates and other factors affecting the credit markets generally.

  The table below sets forth the percentages of the Fund's assets invested as of June 30, 1998 in the various Moody's and S&P rating categories and in unrated securities determined by the Adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all debt securities held by the Fund during the 1998 fiscal year computed on a monthly basis.

                                                                                     UNRATED SECURITIES OF
                                                                RATED SECURITIES      COMPARABLE QUALITY
                           RATING                             (AS A PERCENTAGE OF     (AS A PERCENTAGE OF
                          CATEGORY                              PORTFOLIO VALUE)       PORTFOLIO VALUE)
                          --------                            -------------------    ---------------------
AAA/Aaa.....................................................          9.3%                   0.0%
AA/Aa.......................................................          0.0%                   0.0%
A/A.........................................................          0.4%                   0.0%
BBB/Baa.....................................................          2.9%                   0.0%
BB/Ba.......................................................         24.8%                   2.0%
B/B.........................................................         55.9%                   3.3%
CCC/Caa.....................................................          0.1%                   0.3%
CC/Ca.......................................................          0.2%                   0.8%
C/C.........................................................          0.0%                   0.0%
D...........................................................          0.0%                   0.0%
                                                                     -----                   ----
Percentage of Rated and Unrated
  Debt Securities...........................................         93.6%                   6.4%
                                                                     =====                   ====

  There is no limitation with respect to the maturities of the securities in which the Fund may invest.

  SPECIAL RISK CONSIDERATIONS REGARDING MEDIUM AND LOWER GRADE DEBT SECURITIES. The Fund invests in medium and lower grade debt securities. Debt securities which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher grade debt securities, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. Debt securities rated BB or below by S&P and Ba or below by Moody's commonly are referred to as "junk bonds." Although the Fund primarily will invest in medium and lower grade debt securities, the Fund may invest all or a portion of its assets in higher grade debt securities for temporary defensive purposes. Such investments may result in a lower current income than if the Fund were fully invested in medium and lower grade debt securities.

  The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. However, the secondary market prices of medium and lower grade debt securities are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual developments than are the secondary market prices of higher grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower grade debt securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower grade debt securities as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the debt securities in the Fund's portfolio and thus in the net asset value of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect significantly the value and liquidity of medium and lower grade debt securities. The secondary market value of debt securities structured as zero coupon securities and payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash.

  Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium and lower grade debt securities to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

  To the extent that there is no established retail market for some of the medium or lower grade debt securities in which the Fund may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Trustees of the Trust. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade debt securities held in the Fund's portfolio, the ability of the Adviser to value the Fund's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. To the extent that the Fund purchases illiquid debt securities or securities which are restricted as to resale, the Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities.

  Legislation has been and may be adopted which may have an adverse impact on the market for medium and lower grade debt securities. For example, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 required savings and loan associations to dispose of their high yield bonds no later than July 1, 1994 which adversely affected the marketplace for medium and lower grade debt. Participation by banks in highly leveraged transactions may subject banks to increased regulatory scrutiny. Other legislation may be proposed which, if enacted, could have an adverse impact on the market for medium and lower grade debt securities.

  The Fund may invest in zero coupon and payment-in-kind debt securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The Internal Revenue Code of 1986, as amended (the "Code"), requires that regulated investment companies distribute at least 90% of their net investment income each year, including tax-exempt and non-cash income. Although the Fund will receive no coupon payments on zero coupon securities prior to their maturity, the Fund is required to include in its income for distribution to shareholders in each year any income attributable to zero coupon securities. The Fund may be required to borrow or to liquidate portfolio securities to generate cash for distributions at a time that it otherwise would not have done so in order to make distributions that satisfy applicable tax law. As of June 30, 1998, approximately 2.02% of the Fund's net assets were invested in zero coupon securities.

  Payment-in-kind securities are securities that pay interest through the issuance of additional securities. They are issued by companies that have significant amounts of debt outstanding and are seeking to raise additional funds without incurring additional periodic cash interest payment obligations. Although payment-in-kind securities generally offer the opportunity for higher returns than securities that pay interest periodically in cash, they also generally are more volatile in response to changes in interest rates and are more speculative investments than such securities. The Fund is required to include in its income for distribution to shareholders in each year any income attributable to securities received as interest on payment-in-kind securities. The Fund may be required to borrow or to liquidate portfolio securities in order to generate cash for distributions at a time that it otherwise would not have done so in order to make distributions that satisfy applicable tax law. As of June 30, 1998, approximately 1.78% of the Fund's net assets were invested in payment-in-kind securities.

  The Adviser seeks to minimize the risks involved in investing in medium and lower grade debt securities through portfolio diversification, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser may consider the credit ratings of Moody's and S&P in evaluating debt securities although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser continuously monitors the issuers of debt securities held in the Fund's portfolio.

  Many medium and lower grade debt securities are not listed for trading on any national securities exchange, and many issuers of medium and lower grade debt securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a relatively high proportion of unlisted or unrated securities as compared with an investment company that invests primarily in higher grade securities. The amount of information available about the financial condition of an issuer of unrated or unlisted securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Because of the nature of medium and lower rated debt securities, achievement by the Fund of its investment objective may be more dependent on the credit analysis of the Adviser than is the case for an investment company which invests primarily in higher grade securities.

  FOREIGN SECURITIES. The Fund may invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality as the securities described above as determined by the Adviser. These investments generally will be limited to securities issued by foreign companies with at least three years of operations in developed countries or by foreign governments. Investments in foreign securities present certain risks not ordinarily found in investments in securities of United States issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. Generally, a significant factor affecting the performance of the Fund's investments in foreign securities is the fluctuation in the relative values of the currencies in which such securities are denominated. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting and financial reporting requirements are less stringent and less uniform in many foreign countries and accordingly, their securities markets may be less liquid than those in the United States. Because there is usually less supervision and governmental regulation of exchanges and brokers and dealers in many foreign countries than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

  YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.

--------------------------------------------------------------------------------
INVESTMENT PRACTICES
--------------------------------------------------------------------------------

  In connection with the investment objectives and policies described above, the Fund may, but is not required to, utilize various other investment strategies as described below to earn income, facilitate portfolio management and mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Although the Adviser believes that these investment practices may further the Fund's investment objectives, no assurance can be given that these investment practices will achieve this result.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. Collectively, all the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's assets, for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and broker-dealers under which the Fund purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered collateralized loans by the Fund, and the difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the Fund's net income. When the Fund enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the Fund if the market value of the securities is less than the repurchase price. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the creditworthiness of such party. In the event of default by such party, the Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. The Fund will use repurchase agreements as a means of making short-term investments. Repurchase agreements that mature in more than seven days are treated as illiquid securities and are subject to Fund's limitation on "illiquid" securities.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  SECURITIES LENDING. The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities to a maximum of 25% of the net assets of the Fund, provided that the borrower at all times maintains cash or liquid securities or secures a letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administration and custodial fees in connection with a loan.

  ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, which generally includes securities the disposition of which is subject to substantial legal or contractual restrictions on resale. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses. The Fund may find it difficult to sell such illiquid securities when the Adviser believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more liquid. The lack of a liquid secondary market also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating net asset value. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated illiquid securities for purposes of the Fund's limitations on illiquid securities.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

  PORTFOLIO TURNOVER. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that the annual portfolio turnover rate for the Fund's portfolio will generally be less than 200%, and may be significantly less in a period of stable or rising interest rates. If the turnover rate for the Fund reaches or exceeds this percentage, the Fund may have higher brokerage costs and may have higher short-term capital gains that if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes are appropriate. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."

  TEMPORARY DEFENSIVE POSITIONS. When the Adviser determines that market conditions warrant and deems it to be in the best interest of the Fund, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in
(i) cash, (ii) U.S. Government securities and (iii) money market instruments. When maintaining such a temporary defensive position, the Fund's yield may be lower and, therefore, it may be more difficult to achieve the Fund's primary investment objective of high current income.

  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the managers, underwriters and dealers. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor or with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commissions are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

  THE ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The address of the Adviser is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee computed based on an annual rate applied to the average daily net assets of the Fund as indicated below. This fee is higher than that paid by most mutual funds.

                  AVERAGE DAILY NET ASSETS                      PERCENTAGE PER ANNUM
                  ------------------------                      --------------------
First $500 million..........................................        0.75 of 1.00%
Over $500 million...........................................        0.65 of 1.00%

  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen), the charges and expenses of independent accountants, legal counsel, transfer agent (Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen) or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time-to-time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.

  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc.

  PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Robert J. Hickey, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since March 1998. Mr. Hickey joined the Adviser in 1989 and became Assistant Vice President of the Adviser in January 1993. Mr. Hickey has been a Vice President of the Adviser and Van Kampen Asset Management Inc. since June 1995.
--------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
--------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (Class A Share accounts under $1 million) or (b) on a contingent deferred basis (Class A Share accounts over $1 million, Class B Shares and Class C Shares). Shares purchased subject to a contingent deferred sales charge (a "CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares which have a shorter CDSC period (discussed below). Investors should weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class of shares bears those sales charges, distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) generally, each class of shares has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares have a conversion feature and (v) certain classes of shares have different shareholder service options available. Generally, a class of shares subject to a higher ongoing distribution and services fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and services fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."

  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) securities registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Code.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

  The Fund offers three classes of shares to the public through Van Kampen Funds Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.

  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer or financial intermediary or directly with the Distributor plus any applicable sales charge. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediary for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.

SALES CHARGE TABLE

                                                                                                DEALER
                                                                                              CONCESSION
                                                                                               OR AGENCY
                                                                    TOTAL SALES CHARGE        COMMISSION
                                                                --------------------------    -----------
                                                                PERCENTAGE     PERCENTAGE     PERCENTAGE
                    SIZE OF TRANSACTION                         OF OFFERING      OF NET       OF OFFERING
                     AT OFFERING PRICE                             PRICE       ASSET VALUE       PRICE
---------------------------------------------------------------------------------------------------------
Less than $100,000..........................................       4.75%          4.99%          4.25%
$100,000 but less than $250,000.............................       3.75           3.90           3.25
$250,000 but less than $500,000.............................       2.75           2.83           2.25
$500,000 but less than $1,000,000...........................       2.00           2.04           1.75
$1,000,000 or more*.........................................       *              *              *
---------------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid by the Distributor to brokers, dealers and financial intermediaries who initiate and are responsible for purchases of $1 million or more. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or a single fiduciary account; or a "company" as defined in section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen Asset Management Inc. and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. or any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and, when permitted, registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested over a 12-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund complexes through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.

  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the fund with proceeds from distributions from such plan or retirement account other than distributions taken to correct an excess contribution.

  (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.

  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with Investor Services, the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The broker, dealers or financial intermediaries will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment.

  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC schedule and holding period applicable to a CDSC Share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).

  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase. A commission or transaction fee will generally be paid by the Distributor at the time of purchase out of the Distributor's own assets (and not out of the Fund's assets) to brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares and (iii) 1.00% with respect to Class C Shares. Such compensation does not change the price an investor pays for CDSC Shares or the amount that the Fund receives from such sale. Brokers, dealers and financial intermediaries also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares generally annually commencing in the second year after purchase.

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. Class A Shares redeemed thereafter will not be subject to a CDSC.

  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                             CONTINGENT DEFERRED SALES CHARGE
                                                                    AS A PERCENTAGE OF
                    YEAR SINCE PURCHASE                      DOLLAR AMOUNT SUBJECT TO CHARGE
                    -------------------                      --------------------------------
    First...................................................              4.00%
    Second..................................................              3.75%
    Third...................................................              3.50%
    Fourth..................................................              2.50%
    Fifth...................................................              1.50%
    Sixth...................................................              1.00%
    Seventh and after.......................................              0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.

  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to any share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder; (ii) in connection with required minimum distributions from an IRA or other retirement plan; (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; or (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.

NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class of the Fund outstanding. The net asset value for the Fund is computed once daily as of 5:00 p.m. Eastern time, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or when there is not sufficient trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  Fixed income securities are valued by using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees of the Trust, of which the Fund is a series. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Other assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

  INVESTMENT ACCOUNT. Van Kampen Investor Services Inc. ("Investor Services"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans.

Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of a Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of the Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange with a Participating Fund should obtain and read the current prospectus for such fund.

  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser under normal circumstances, not to approve such requests.

  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, such Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of the Participating Funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders. Any gain or loss realized by the shareholder upon redemption is a taxable event.

  CHECK WRITING PRIVILEGE. Holders of Class A Shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check Form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to such shareholder. These checks may be made payable by the holder of Class A Shares to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's account by Investor Services at the next determined net asset value. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of Class A Shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. Holders of Class A Shares may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to Van Kampen Investor Services Inc., P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by Investor Services of the request and any other necessary documents in proper order.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 341-2911 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.

  In cases of death or disability, the CDSC on Class B Shares and Class C Shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or the initial determination of disability.

  GENERAL REDEMPTION INFORMATION. Redemption payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of the Class B Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1998, there were $2,567,535 and $22,643 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 1.77% and 0.19% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSC.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
--------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare distributions on a daily basis and to pay such distributions from net investment income, net recognized short-term capital gains and principal attributable to the respective classes on a monthly basis. The Fund also presently intends to make distributions of net long-term capital gains, if any, annually. The monthly distribution is composed of all or a portion of investment income earned by the Fund, all or a portion of net short-term capital gains recognized by the Fund on transactions in securities and in futures and options, in each case, less the expenses attributable to the respective class, and principal. A distribution from principal made by the Fund will result in a decrease in the Fund's net assets equal to the amount of such principal distribution. Long-term capital gains distributions consist of the Fund's recognized long-term gain on transactions in securities and futures and options, net of any realized capital losses, less any carryover capital losses from previous years.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee or the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to the conversion feature.

  Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payments for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Persons wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256. After Investor Services receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit monthly distributions and any annual net long-term capital gain distributions to a shareholder's account in additional shares of the Fund valued at net asset value per share, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. See "Shareholder Services -- Reinvestment Plan."
--------------------------------------------------------------------------------
TAX STATUS
--------------------------------------------------------------------------------

  The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and the diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (which includes tax-exempt income and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income required to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.

  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in shares or cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time the Fund shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits, such as distributions of principal, first will reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Distributions by the Fund generally will not be eligible for the dividends received deduction for corporations.

  The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. See the discussion below for a summary of the tax rates applicable to capital gains. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.

  The maximum tax rate the maximum applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year.

  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving the cash with which to make distributions in the amounts necessary to satisfy the distribution requirements for avoiding federal income and, as described below, excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income taxes. In order to generate sufficient cash to make distributions necessary to satisfy the distribution requirements for avoiding federal income and, as described below, excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  Income from certain foreign securities may be subject to foreign income, withholding or other withholding taxes. Shareholders of the Fund will not be able to claim any deduction or foreign tax credit with respect to such foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such foreign taxes.

  In order to avoid a 4% excise tax the Fund will be required to distribute by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31st of such year), together with any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of the Fund will be treated as having been distributed.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in January of the following year will be treated as having been distributed by the Fund (and received by the shareholders) on December 31st of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  The Fund is required in certain circumstances to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable income tax treaty.

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local, and foreign tax laws and any proposed tax law changes.
--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., or nationally recognized financial publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk or reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  The Fund's yield quotation is determined on a monthly basis with respect to the immediately preceding 30-day period. Yield is computed by first dividing the Fund's net investment income per share earned during such a 30-day period by the Fund's maximum offering price per share on the last day of such period. The Fund's net investment income per share is determined by taking the interest earned by the Fund during the period, subtracting the expenses accrued for the period (net of any reimbursements), and dividing the result by the product of
(a) the average daily number of Fund shares outstanding during the period that were entitled to receive dividends and (b) the Fund's maximum offering price per share on the last day of the period. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period.

  The Fund calculates average compounded total return by determining the redemption value at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in the Fund (less the maximum sales charge) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  From time to time, the Fund may include in its supplemental sales literature and shareholder reports a quotation of the current "distribution rate" for the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the ending maximum public offering price for the same period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from options and futures transactions engaged in by the Fund. In addition, the Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in the Fund at a given date, deducting the maximum front-end sales charge of 4.75% for Class A Shares, determining the value of all subsequent reinvested dividends, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage.

  Further information about the Fund's performance is contained in the Fund's Annual Report, Semi-Annual Report and Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).
--------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. The Fund is permitted to issue an unlimited number of classes of shares. Other classes may be added from time to time in accordance with the provisions of the Fund's Declaration of Trust.

  Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to his or her private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS

STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:

1. DEBT

    A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of payment--capacity and willingness of the obligor to meet its financing commitment on an obligation in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA         Debt rated "AAA" has the highest rating assigned by S&P.
            Capacity to pay interest and repay principal is extremely strong.
AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.
BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


SPECULATIVE GRADE

BB          Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as
B           having significantly speculative characteristics with
CCC         respect to capacity to pay interest and repay principal.
CC          "BB" indicates the least degree of speculation and "C" the
C           highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
BB          Debt rated "BB" is less vulnerable to default than other
            speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B           Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal
            repayments. Adverse business, financial, or economic
            conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is
            also used for debt subordinated to senior debt that is
            assigned an actual or implied "BB" or "BB-" rating.
CCC         Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the
            capacity to pay interest and repay principal. The "CCC"
            rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-"
            rating.
CC          Debt rated "CC" is currently highly vulnerable to
            nonpayment. The rating "CC" is also used for debt
            subordinated to senior debt that is assigned an actual or
            implied "CCC" debt rating.
C           The "C" rating may be used to cover a situation where a
            bankruptcy petition has been filed, but debt service
            payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an
            actual or implied "CCC-" debt rating.
D           Debt rated "D" is in payment default. The "D" rating
            category is used when interest payments or principal
            payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D"
            rating also will be used upon the filing of a bankruptcy
            petition if debt service payments are jeopardized.
            PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show
            relative standing within the major rating categories.
NR          Not rated.
R           This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
            obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities;
            and obligations with unusually risky or interest terms, such as inverse floaters.
            DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND
            ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
            BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B Issues rated "B" are regarded as having significant speculative characteristics.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
            A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

    SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

    SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA         This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong
            capacity to pay the preferred stock obligations.
AA          A preferred stock issue rated 'AA' also qualifies as a
            high-quality, fixed income security. The capacity to pay
            preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.
A           An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more
            susceptible to the adverse effects of changes in
            circumstances and economic conditions.
BBB         An issue rated "BBB" is regarded as backed by an adequate
            capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse
            economic conditions or changing circumstances are more
            likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the "A"
            category.
BB          Preferred stock rated "BB", "B" and "CCC" are regarded, on
B           balance, as predominantly speculative with respect to the
CCC         issuer's capacity to pay preferred stock obligations. "BB"
            indicates the lowest degree of speculation and "CCC" the
            highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large
            uncertainties or major risk exposures to adverse conditions.
CC          The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
C           A preferred stock rated "C" is a nonpaying issue.
D           A preferred stock rated "D" is a nonpaying issue with the
            issuer in default on debt instruments.
NR          This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.
            PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer, and obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reasons may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    --Leading market positions in well-established industries.

    --High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment or senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "AA" through "B" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 341-2911.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS, OR
REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424.
VAN KAMPEN HIGH YIELD FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN INVESTMENT
  ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

VAN KAMPEN INVESTOR
  SERVICES INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen High Yield Fund

Custodian

STATE STREET BANK AND
  TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen High Yield Fund

Legal Counsel

SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                                HIGH YIELD FUND
--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                OCTOBER 28, 1998

                             [VAN KAMPEN FUNDS LOGO]
                                                                  HYF PRO  10/98

                      STATEMENT OF ADDITIONAL INFORMATION

                           VAN KAMPEN HIGH YIELD FUND

  Van Kampen High Yield Fund (the "Fund") is a separate, diversified series of Van Kampen Trust (the "Trust"), an open-end management investment company. The Fund's primary investment objective is to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund will attempt to achieve its investment objectives through investment primarily in a diversified portfolio of medium and lower grade domestic corporate debt securities. There is no assurance that the Fund will achieve its investment objective.

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by writing or calling Van Kampen Funds, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or (800) 341-2911 ((800) 421-2833 for
the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC") These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
The Fund and the Trust......................................  B-2
Investment Policies and Restrictions........................  B-3
Additional Investment Considerations........................  B-4
Trustees and Officers.......................................  B-13
Legal Counsel...............................................  B-22
Transfer Agency.............................................  B-22
Investment Advisory and Other Services......................  B-22
Custodian and Independent Accountants.......................  B-24
Portfolio Transactions and Brokerage Allocation.............  B-24
Tax Status of the Fund......................................  B-25
The Distributor.............................................  B-25
Distribution and Service Plans..............................  B-26
Performance Information.....................................  B-27
Report of Independent Accountants...........................  B-30
Financial Statements........................................  B-31
Notes to the Financial Statements...........................  B-44

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1998.

                             THE FUND AND THE TRUST

  The Fund is a separate, diversified series of Van Kampen Trust (the "Trust"), an open-end management investment company. At present, the Fund, Van Kampen Short-Term Global Income Fund and Van Kampen Strategic Income Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for Federal income tax purposes.

  Van Kampen Investment Advisory Corp. (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated as of May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust can issue an unlimited number of full and fractional shares, par value $0.01 per share (prior to July 31, 1995, the shares had no par value). Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as the Van Kampen Merritt Trust, a Massachusetts business trust created by a Declaration of Trust dated March 14, 1986 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995. On July 14, 1998, the Trust adopted its current name.

  The Fund originally was organized, under the name Van Kampen Merritt High Yield Fund, as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust and renamed Van Kampen American Capital High Yield Fund. On July 14, 1998, the Fund adopted its current name.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms as part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The following information supplements the information provided in the Prospectus under the headings "Investment Objectives and Policies" and "Investment Practices."

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations, and except that the Fund may purchase securities of other investment companies without regard to such limitations to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Prospectus.

   4. Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph 1 above, may enter into repurchase agreements, and may lend its portfolio securities against collateral consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest.

   5. Sell any securities "short", unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Write, purchase, or sell puts, calls or combinations thereof, or purchase or sell interest rate futures contracts or related options, except that the Fund may write covered call options with respect to its portfolio securities and enter into closing purchase transactions with respect to such options, to a maximum of 25% of its net assets and except that the Fund may invest in hedging instruments as described in the Prospectus and the Statement of Additional Information from time to time.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investments for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
      (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  10. Invest in interests in oil, gas, or other mineral exploration or development programs.

  11. Purchase or sell real estate, commodities, or commodity contracts, except for investments in hedging instruments as described in the Prospectus and this Statement of Additional Information from time to time.

  The Fund may not change any of these investment restrictions nor any other fundamental policy without the approval of the lesser of (i) more than 50% of the Fund's outstanding voting securities or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its total assets in illiquid securities, which generally includes securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as illiquid or restricted securities by the Fund for purposes of the limitation set forth above. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the adviser, without obtaining shareholder approval. Also excluded from this limitation set forth above are securities purchased by the Fund issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

MEDIUM AND LOWER GRADE DEBT SECURITIES

  Discussion concerning the special risk factors of the Fund's investments in medium and lower grade debt securities appears in the Prospectus under the heading "Investment Objective and Policies--Special Risk Considerations Regarding Medium and Lower Grade Debt Securities." Other corporate debt securities which may also be acquired by the Fund include preferred stocks and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes, mortgage-or other asset-backed instruments, equipment lease or trust participation certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured and payable from, mortgage loans secured by real property. The Fund will not invest in mortgage-backed residual interests. Asset-backed securities have structural characteristics similar to mortgage-backed securities, but have underlying assets, such as accounts receivable, that are not mortgage loans or interests in mortgage loans. Participation certificates are issued by obligors to finance the acquisition of equipment and facilities and may represent participations in a lease, an installment purchase contract or a conditional sales contract. Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in corporate debt securities that have variable rates of interest or involve equity features, such as contingent interest or participation based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). Corporate debt securities consisting of preferred stocks may have cumulative or non-cumulative dividend rights. To the extent the Fund invests in non-cumulative preferred stocks, the Fund's ability to achieve its investment objective of high current income may be affected adversely. In connection with its investments in corporate debt securities, the Fund also may invest in equity securities, including warrants and common stocks. No more than 5% of the Fund's assets will be invested in such equity securities. The Fund also may invest in convertible securities, zero coupon securities and payment-in-kind securities.

OTHER INVESTMENT STRATEGIES

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and currency exchange rates), to manage the effective maturity or duration of securities or portfolios or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  STRATEGIC TRANSACTIONS. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers", broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of A-1 from S&P or P-1 from Moody's or any equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that the amount of the Fund's obligation pursuant to an OTC option is illiquid, and is subject to the Fund's limitation on investing no more than 15% of its assets in illiquid instruments.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell for hedging purposes call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt securities. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes.

  The Fund may purchase and sell for hedging purposes put options that relate to U.S. Government Securities, Mortgage-Backed Securities, corporate debt securities, foreign sovereign debt and foreign debt securities (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading

Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in futures contracts and related options. The segregation requirements with respect to futures and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars, hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or cash or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash or liquid securities equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

REPURCHASE AGREEMENTS

  The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved the Fund's Board of Trustees. The Adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Trustees. In the event of a default or a bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer the loss.

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.

  During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing cash or liquid securities having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had not engaged in such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

  Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowings described under "Investment Policies and Restrictions" in this Statement of Additional Information. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor such credit-worthiness on an ongoing basis.

BORROWING

  The Fund may borrow up to 5% of the value of its assets from a bank, or through reverse repurchase agreements with broker-dealers or banks meeting the same qualifications as set forth above under "Repurchase Agreements." The Fund will use such borrowings only for temporary emergency purposes such as paying for unexpectedly heavy redemptions.

SECURITIES LENDING

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash or liquid securities, which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the investment adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust.

  When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.

"WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES

  From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis--i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The investment adviser does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on such basis.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Fund and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc., ("Van Kampen"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Corp., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc., the Fund's transfer agent ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Don G. Powell*............................  Chairman and a Director of Van Kampen, the Advisers, the
2800 Post Oak Blvd.                         Distributor. Chairman and a Director of Investor
Houston, TX 77056                           Services. Chairman of River View International Inc.
Date of Birth: 10/19/39                     Director or officer of certain other subsidiaries of Van
                                            Kampen. Chairman of the Board of Governors and the
                                            Executive Committee of the Investment Company Institute.
                                            Prior to July of 1998, Director and Chairman of VK/AC
                                            Holding, Inc. Prior to November 1996, President, Chief
                                            Executive Officer and a Director of VK/AC Holding, Inc.
                                            Trustee/Director of each of the funds in the Fund Complex
                                            and Trustee of other funds advised by the Advisers or Van
                                            Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company; the
Date of Birth: 07/08/44                     Urban Shopping Centers Inc., a retail mall management
                                            company; and Stone Container Corp., a paper manufacturing
                                            company. Trustee, University of Notre Dame. Formerly,
                                            President and Chief Executive Officer, Waste Management,
                                            Inc., an environmental services company, and prior to
                                            that President and Chief Operating Officer, Waste
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., COMARCO, Inc., Applied Language
Suite 9700                                  Technologies, Focal Communications, and Lante
Chicago, IL 60606                           Corporation. Limited Partner of Evercore Partners, LLP.
Date of Birth: 10/29/53                     Trustee/Director of each of the Funds in the Fund
                                            Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.

---------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS

  Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen.
  Date of Birth: 05/20/42              President, Chief Operating Officer and a Director of the
  President                            Advisers, Van Kampen Advisors Inc., and Van Kampen
                                       Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, he was
                                       a Director of Van Kampen Merritt Equity Holdings Corp. Prior
                                       to September of 1996, Mr. McDonnell was Chief Executive
                                       Officer and Director of MCM Group, Inc., McCarthy, Crisanti
                                       & Maffei, Inc. and Chairman and Director of MCM Asia Pacific
                                       Company, Limited and MCM (Europe) Limited. Prior to July of
                                       1996, Mr. McDonnell was President, Chief Operating Officer
                                       and Trustee of VSM Inc. and VCJ Inc. President of each of
                                       the funds in the Fund Complex. President, Chairman of the
                                       Board and Trustee of other investment companies advised by the Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen. Mr. Nyberg is Executive Vice
  Vice President and Secretary         President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen. Director of ICI
                                       Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to July of 1998,
                                       Director and Executive Vice President, General Counsel and
                                       Secretary of VK/AC Holding, Inc. Prior to April of 1998,
                                       Executive Vice President, General Counsel and Director of
                                       Van Kampen Merritt Equity Advisors Corp. Prior to April of
                                       1997, he was Executive Vice President, General Counsel and a
                                       Director of Van Kampen Merritt Equity Holdings Corp. Prior
                                       to September of 1996, he was General Counsel of McCarthy,
                                       Crisanti & Maffei, Inc. Prior to July of 1996, Mr. Nyberg
                                       was Executive Vice President and General Counsel of VSM Inc.
                                       and Executive Vice President and General Counsel of VCJ Inc.
                                       Vice President and Secretary of each of the funds in the
                                       Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen.
  Date of Birth: 11/10/44              Executive Vice President of the Asset Management and the
  Vice President                       Distributor. President and a Director of Investor Services.
                                       President and Chief Operating Officer of Van Kampen
                                       Recordkeeping Services Inc. Prior to July of 1998, Director
                                       and Executive Vice President of VK/AC Holding, Inc. Vice
                                       President of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen and Van
  Date of Birth: 01/11/56              Kampen Management Inc. Senior Vice President and Chief
  Vice President                       Financial Officer of the Distributor. Vice President of each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or their
                                       affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen and the Advisers.
  Date of Birth: 08/20/55              Treasurer, Vice President and Chief Financial Officer of
  Treasurer, Vice President and Chief  each of the funds in the Fund Complex and certain other
  Financial Officer                    investment companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen and the Advisers. Controller of
  Date of Birth: 11/19/59              each of the funds in the Fund Complex and other investment
  Controller                           companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen. Vice President, Associate General Counsel and
  Assistant Secretary                  Assistant Secretary of the Advisers, the Distributor, Van
                                       Kampen Advisors Inc. and Van Kampen Management Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Huey P. Falgout, Jr..................  Vice President, Assistant Secretary and Senior Attorney of
  Date of Birth: 11/15/63              Van Kampen. Vice President, Assistant Secretary and Senior
  Assistant Secretary                  Attorney of the Advisers, the Distributor, Investor
                                       Services, Van Kampen Management Inc., American Capital
                                       Contractual Services, Inc., Van Kampen Exchange Corp. and
                                       Van Kampen Advisors Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen. Senior Vice President, Deputy
  Assistant Secretary                  General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen, the Advisers, the Distributor, Van
  Assistant Secretary                  Kampen Management Inc. and Van Kampen Advisors Inc. Prior to
                                       September of 1996, Mr. Wetherell was Assistant Secretary of
                                       McCarthy, Crisanti & Maffei, Inc. Assistant Secretary of
                                       each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen and the Advisers. Assistant
  Date of Birth: 10/16/64              Treasurer of each of the funds in the Fund Complex and other
  Assistant Treasurer                  investment companies advised by the Advisers or their
                                       affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.

  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Van Kampen Series Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Van Kampen Series Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of the Advisers, the Distributor, Van Kampen or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.

  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees eligible for compensation is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                             FUND COMPLEX
                                                     ------------------------------------------------------------
                                                          AGGREGATE             AGGREGATE              TOTAL
                                                         PENSION OR         ESTIMATED MAXIMUM      COMPENSATION
                          AGGREGATE COMPENSATION     RETIREMENT BENEFITS     ANNUAL BENEFITS      BEFORE DEFERRAL
                         BEFORE DEFERRAL FROM THE    ACCRUED AS PART OF     FROM THE FUND UPON       FROM FUND
       NAME(1)                   TRUST(2)                EXPENSES(3)          RETIREMENT(4)         COMPLEX(5)
       -------           ------------------------    -------------------    ------------------    ---------------
J. Miles Branagan*                $6,810                   $30,328               $60,000             $111,197
Linda Hutton Heagy*                6,210                     3,141                60,000              111,197
R. Craig Kennedy*                  6,810                     2,229                60,000              111,197
Jack E. Nelson*                    6,810                    15,820                60,000              104,322
Jerome L. Robinson                 4,500                    32,020                15,750              107,947
Phillip B. Rooney*                 6,810                         0                60,000               74,697
Dr. Fernando Sisto*                6,810                    60,208                60,000              111,197
Wayne W. Whalen*                   6,810                    10,788                60,000              111,197

---------------
*   Currently a member of the Board of Trustees.

(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore has no historical information to report as of the date of this Statement of Additional Information.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all three series of the Trust, including the Fund, with respect to the Trust's fiscal year ended June 30, 1998. The detail of aggregate compensation before deferral from each series of the Trust, including the Fund, is shown in Table A below. The following trustees deferred compensation from all three series of the Trust, including the Fund during the fiscal year ended June 30, 1998 as follows; Mr. Branagan, $6,810; Ms. Heagy, $6,210; Mr. Kennedy, $3,406; Mr. Nelson, $6,810; Mr. Robinson, $4,500; Mr. Rooney, $6,810; Dr. Sisto, $3,406; and Mr. Whalen, $6,810. The
    detail of amounts deferred for each series of the Trust, including the Fund, is shown, in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees from all three series of the Trust, including the Fund, as of the Trusts fiscal year ended June 30, 1998 is as follows: Mr. Branagan, $17,434; Mr. Gaughan, $9,426; Ms. Heagy, $23,877; Mr. Kennedy, $40,248; Mr. Miller, $31,230; Mr. Nelson, $55,643; Mr. Rees, $9,322; Mr.
    Robinson, $46,656; Mr. Rooney, $7,804; Dr. Sisto, $6,490; and Mr. Whalen, $47,019. The detail of cumulative deferred compensation (including interest) for each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by all of the operating investment companies in the Fund Complex for each of the trustees for such investment companies' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.

(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees of each series of the Trust since he or she was first appointed or elected in the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.

                                                                         TABLE A

     FISCAL YEAR 1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                                        TRUSTEE
                                             FISCAL    --------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO    WHALEN
                 ---------                  --------   --------   -----    -------   ------   --------   ------   -----    ------
 High Yield Fund...........................  06/30      $2,451    $2,251   $2,451    $2,451    $1,500    $2,451   $2,451   $2,451
 Short-Term Global Income Fund.............  06/30       2,159     1,959    2,159     2,159     1,500     2,159    2,159    2,159
 Strategic Income Fund.....................  06/30       2,200     2,000    2,200     2,200     1,500     2,200    2,200    2,200
                                                        ------    ------   ------    ------    ------    ------   ------   ------
   Trust Total.............................             $6,810    $6,210   $6,810    $6,810    $4,500    $6,810   $6,810   $6,810

                                                                         TABLE B

             FISCAL YEAR 1998 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES

                                                                                        TRUSTEE
                                             FISCAL    --------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO    WHALEN
                 ---------                  --------   --------   -----    -------   ------   --------   ------   -----    ------
 High Yield Fund...........................  06/30      $2,451    $2,251   $1,226    $2,451    $1,500    $2,451   $1,226   $2,451
 Short-Term Global Income Fund.............  06/30       2,159     1,959    1,080     2,159     1,500     2,159    1,080    2,159
 Strategic Income Fund.....................  06/30       2,200     2,000    1,100     2,200     1,500     2,200    1,100    2,200
                                                        ------    ------   ------    ------    ------    ------   ------   ------
   Trust Total.............................             $6,810    $6,210   $3,406    $6,810    $4,500    $6,810   $3,406   $6,810

                                                                         TABLE C

       FISCAL YEAR 1998 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)
                         FROM THE TRUST AND EACH SERIES

                                                                                   TRUSTEE
                                                      ------------------------------------------------------------------

                                            FISCAL
                FUND NAME                  YEAR-END   BRANAGAN    HEAGY    KENNEDY   NELSON    ROONEY   SISTO    WHALEN
                ---------                  --------   --------    -----    -------   ------    ------   -----    ------
 High Yield Fund..........................  06/30     $ 6,007    $ 8,152   $13,515   $18,744   $2,799   $2,257   $15,867
 Short-Term Global Income Fund............  06/30       5,691      7,841    13,355    18,427    2,480    2,106    15,554
 Strategic Income Fund....................  06/30       5,736      7,884    13,378    18,472    2,525    2,127    15,598
                                                      -------    -------   -------   -------   ------   ------   -------
   Trust Total............................            $17,434    $23,877   $40,248   $55,643   $7,804   $6,490   $47,019

                                                           TRUSTEE
                                            -------------------------------------
                                                       FORMER TRUSTEES
                                            -------------------------------------
                FUND NAME                   GAUGHAN   MILLER     REES    ROBINSON
                ---------                   -------   ------     ----    --------
 High Yield Fund..........................  $3,142    $10,410   $3,018   $15,552
 Short-Term Global Income Fund............   3,142     10,410    3,152    15,552
 Strategic Income Fund....................   3,142     10,410    3,152    15,552
                                            ------    -------   ------   -------
   Trust Total............................  $9,426    $31,230   $9,322   $46,656

                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO   WHALEN
---------                                               --------   -----    -------   ------   --------   ------   -----   ------
  High Yield Fund......................................   1995      1995     1993      1986      1992      1997    1995     1986
  Short-Term Global Income Fund........................   1995      1995     1993      1990      1992      1997    1995     1990
  Strategic Income Fund................................   1995      1995     1993      1993      1993      1997    1995     1993

  As of October 16, 1998, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  As of October 16, 1998, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                                    AMOUNT OF
                                                                  OWNERSHIP AT       CLASS OF    PERCENTAGE
                 NAME AND ADDRESS OF HOLDER                     SEPTEMBER 3, 1998     SHARES     OWNERSHIP
-----------------------------------------------------------------------------------------------------------
Van Kampen Trust Company....................................        2,148,182            A          7.630%
  2800 Post Oak Blvd.                                                 713,278            B          5.044%
  Houston, TX 77056
MLPF&S For the Sole Benefit of Its Customers ...............          713,825            B          5.048%
  Attn: Fund Administration                                           174,341            C         15.228%
  4800 Deer Lake Dr. EFL 3
  Jacksonville, FL 32246-6484

  Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                                TRANSFER AGENCY

  During the fiscal years ended June 30, 1998, 1997 and 1996, Van Kampen Investor Services Inc., transfer agent, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $458,909, $431,600 and $406,100, respectively, for these services. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. Prior to 1998, the transfer agency prices were determined on a cost plus profit basis.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT.

  Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen") which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

  The investment advisory agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Fund's Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement will remain in effect from year to year if specifically approved by the Fund's Trustees or the Fund's shareholders and by the Fund's independent Trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any State in which the Fund's shares are offered for sale. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the years ended June 30, 1998, 1997 and 1996, the Fund recognized advisory expenses of $3,298,466, $3,011,682 and $2,614,970, respectively.

OTHER AGREEMENTS.

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other funds advised by the Adviser or its affiliates and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

  For the years ended June 30, 1998, 1997 and 1996, the Fund recognized expenses of approximately $42,000, $24,500 and $11,300, respectively, representing the Adviser's cost of providing certain accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and other funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the years ended June 30, 1998, 1997 and 1996, the Fund recognized expenses of approximately $13,000, $16,900 and $14,300, respectively, representing Van Kampen Investments Inc.'s cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  If purchases or sales of securities for the Fund and for one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

  The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  During the year ended June 30, 1998, the Fund paid no brokerage commissions on transactions to brokers related to research services provided to the Adviser.

  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

  The Fund paid the following commissions to all brokers and affiliates brokers during the periods shown.

                                                                            AFFILIATED BROKERS
                                                                       ----------------------------
                                                             BROKERS   MORGAN STANLEY   DEAN WITTER
                                                             -------   --------------   -----------
Commissions paid:
  Fiscal year 1996.........................................    $ 0          N/A             N/A
  Fiscal year 1997.........................................    $ 0          $ 0             $ 0
  Fiscal year 1998.........................................    $ 0          $ 0             $ 0
Fiscal year 1998 Percentages:
  Commissions with affiliate to total commissions..........                  0%              0%
  Value of brokerage transactions with affiliate to total
     transactions..........................................                  0%              0%

                             TAX STATUS OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund complies with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets, the Fund will not be subject to federal income tax on any income distributed to its shareholders. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty be either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the fiscal periods indicated are as follows:

                                                                                      AMOUNTS
                                                              TOTAL UNDERWRITING      RETAINED
                                                                 COMMISSIONS       BY DISTRIBUTOR
                                                              ------------------   --------------
Fiscal Year Ended June 30, 1998.............................       $653,254           $ 78,100
Fiscal Year Ended June 30, 1997.............................       $725,021           $ 92,626
Fiscal Year Ended June 30, 1996.............................       $785,205           $118,900

                         DISTRIBUTION AND SERVICE PLANS

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan are sometimes referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through the Distribution and Service Agreement with the Distributor and sub-agreements between the Distributor and members of the NASD acting as securities dealers and NASD members or eligible non-members acting as brokers or agents (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor has entered into agreements with Merrill Lynch ("Merrill") under which the Fund shall be offered pursuant to the Merrill Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Merrill for further information concerning the Merrill Program including, but not limited to, minimum size and operational requirements.

  Under the Distribution and Service Agreement and the Selling Agreements, financial intermediaries that sold shares prior to July 1, 1987, or prior to the beginning of the calendar quarter in which the Selling Agreement between the Fund and such financial intermediary was approved by the Fund's Board of Trustees (an "Implementation Date") are not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to all Implementation Dates, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Class A Plan were $689,467 or 0.25% of the Class A shares' average net assets. For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Class B Plan were $1,313,792 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $969,108 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $344,684 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Plans for Class C shares were $83,899 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $30,688 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $53,211 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period. Yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum front-end sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a CDSC on the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a CDSC, and if any such CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable CDSC) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen believes the Fund compares relative to other funds advised by the Adviser or its affiliates. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a CDSC, and if any such CDSC with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

CLASS A SHARES

  The Fund's yield for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class A Shares was 7.77%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class A Shares was 8.09%.

  The Fund's average total returns, including payment of the maximum sales charge, for Class A Shares for (i) the one year period ended June 30, 1998 was 4.18%, (ii) the five year period ended June 30, 1998 was 8.01%, (iii) the ten year period ended June 30, 1998 was 8.31% and (iv) the approximately twelve year period since June 27, 1986, the commencement of investment operations, through June 30, 1998 was 8.54%.

  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, for Class A Shares from inception through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 167.63%.

  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class A Shares from the commencement of operations through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 180.93%.

CLASS B SHARES

  The Fund's yield for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class B Shares was 7.38%. In determining the Fund's net investment income for a stated 30-day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class B Shares was 7.77%.

  The Fund's average total return, including payment of the CDSC, for Class B Shares for (i) the one year period ended June 30, 1998 was 5.28% and (ii) the five year period ended June 30, 1998 was 8.17%. (iii) the approximately five year one month period since May 17, 1993, the commencement of investment operations, through June 30, 1998 was 8.72%.

  The Fund's cumulative non-standardized total return, including payment of the CDSC, for Class B Shares from inception through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 53.45%.

  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class B Shares from June 30, 1993 (the commencement of the sale of Class B Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 54.42%.

CLASS C SHARES

  The Fund's yield for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class C Shares was 7.38%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class C Shares was 7.77%.

  The Fund's average total returns, including payment of the CDSC, for Class C Shares for (i) the one year period ended June 30, 1998 was 7.47%, and (ii) the approximately 58 month period from August 13, 1993 (commencement of distribution of Class C shares) through June 30, 1998 was 8.27%.

  The Fund's cumulative non-standardized total return, including payment of the CDSC, for Class C Shares from inception through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 47.35%.

  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class C Shares from June 30, 1994 (the commencement of the sale of Class C Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 47.35%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen High Yield Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Yield Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 3, 1998

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            DOMESTIC CORPORATE BONDS  72.7%
            AEROSPACE & DEFENSE  2.5%
$   1,000   Compass Aerospace Corp., 144A Private
            Placement (a)................................    10.125%  04/15/05  $  1,020,000
    4,850   Dyncorp......................................     9.500   03/01/07     4,995,500
    2,200   Sequa Corp...................................     9.625   10/15/99     2,271,500
    2,600   Sequa Corp...................................     9.375   12/15/03     2,717,000
                                                                                ------------
                                                                                  11,004,000
                                                                                ------------
            AUTOMOBILE  3.2%
    2,750   Aetna Industries, Inc........................    11.875   10/01/06     2,983,750
    2,800   Collins and Aikman Products Co...............    11.500   04/15/06     3,129,000
    2,400   Insilco Corp.................................    10.250   08/15/07     2,520,000
    2,000   Standyne Automotive Corp., (Including 3,000
            common stock warrants) 144A Private Placement
            (a)..........................................    10.250   12/15/07     2,045,000
    3,100   Talon Automotive Group, Inc., 144A Private
            Placement (a)................................     9.625   05/01/08     3,123,250
                                                                                ------------
                                                                                  13,801,000
                                                                                ------------
            BEVERAGE, FOOD & TOBACCO  3.2%
    1,000   Aurora Foods, Inc., 144A Private Placement
            (a)..........................................     8.750   07/01/08     1,010,000
    2,250   Fleming Cos., Inc............................    10.500   12/01/04     2,334,375
      900   Fleming Cos., Inc............................    10.625   07/31/07       940,500
    3,700   Jitney Jungle Stores America, Inc............    12.000   03/01/06     4,181,000
    2,078   Pantry, Inc..................................    12.500   11/15/00     2,187,095
    3,200   Pantry, Inc..................................    10.250   10/15/07     3,256,000
                                                                                ------------
                                                                                  13,908,970
                                                                                ------------
            BUILDINGS & REAL ESTATE  3.5%
    5,300   American Standard, Inc. (c)..................    10.875   05/15/99     5,512,000
      500   Cemex International Capital, Inc., 144A
            Private Placement (a)........................     9.660   12/29/49       483,100
    1,750   Home Interiors & Gifts, Inc., 144A Private
            Placement (a)................................    10.125   06/01/08     1,793,750
    1,500   Kevco, Inc...................................    10.375   12/01/07     1,563,750
    2,750   Schuler Homes Inc., 144A Private Placement
            (a)..........................................     9.000   04/15/08     2,660,625
    3,250   Webb (Del E.) Corp...........................     9.375   05/01/09     3,193,125
                                                                                ------------
                                                                                  15,206,350
                                                                                ------------
            CHEMICALS, PLASTICS & RUBBER  1.8%
    4,258   ISP Holdings, Inc............................     9.750   02/15/02     4,513,480
    3,210   Pioneer Americas Acquisition Corp............     9.250   06/15/07     3,177,900
                                                                                ------------
                                                                                   7,691,380
                                                                                ------------
            CONTAINERS, PACKAGING & GLASS  1.3%
    3,700   Fonda Group, Inc.............................     9.500   03/01/07     3,607,500
      900   Sweetheart Cup, Inc..........................     9.625   09/01/00       895,500
    1,000   Vicap SA, 144A Private Placement (a).........    10.250   05/15/02     1,006,200
                                                                                ------------
                                                                                   5,509,200
                                                                                ------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING  1.4%
    4,600   Communications & Power Industries, Inc.......    12.000   08/01/05     5,175,000
    1,000   Moll Industries, Inc., 144A Private Placement
            (a)..........................................    10.500   07/01/08     1,020,000
                                                                                ------------
                                                                                   6,195,000
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            ECOLOGICAL  0.8%
$   2,500   Envirosource, Inc............................     9.750%  06/15/03  $  2,512,500
      500   Envirosource, Inc. Series B..................     9.750   06/15/03       495,000
      550   Norcal Waste Systems, Inc....................    13.250   11/15/05       639,375
                                                                                ------------
                                                                                   3,646,875
                                                                                ------------
            ELECTRONICS  0.9%
    1,950   DecisionOne Corp.............................     9.750   08/01/07     1,881,750
    3,100   DecisionOne Corp. (Including 3,100 common
            stock warrants) (b)..........................  0/11.500   08/01/08     1,829,000
                                                                                ------------
                                                                                   3,710,750
                                                                                ------------
            ENERGY  1.0%
    2,000   Chesapeake Energy Corp., 144A Private
            Placement (a)................................     9.625   05/01/05     2,010,000
    1,000   Hurricane Hydrocarbons.......................    11.750   11/01/04       980,000
    2,200   Universal Compression, Inc., 144A Private
            Placement (a)................................         *   02/15/08     1,380,500
                                                                                ------------
                                                                                   4,370,500
                                                                                ------------
            FINANCE  2.5%
    3,300   Americo Life, Inc., 144A Private Placement
            (a) (c)......................................     9.250   06/01/05     3,399,000
    2,800   Americredit Corp.............................     9.250   02/01/04     2,856,000
    2,000   Americredit Corp., 144A Private Placement
            (a)..........................................     9.250   02/01/04     2,040,000
    2,750   Contifinancial Corp..........................     8.125   04/01/08     2,777,500
                                                                                ------------
                                                                                  11,072,500
                                                                                ------------
            HEALTHCARE  4.6%
    2,000   Alliance Imaging, Inc........................     9.625   12/15/05     2,050,000
    3,000   Hudson Respiratory Care, Inc., 144A Private
            Placement (a)................................     9.125   04/15/08     2,955,000
    1,100   Imagyn Medical Technologies, Inc.............    12.500   04/01/04       440,000
    2,000   Mediq, Inc., 144A Private Placement (a)......    11.000   06/01/08     2,050,000
    4,000   Oxford Health Plans, Inc., 144A Private
            Placement (a)................................    11.000   05/15/05     4,100,000
    4,500   Paragon Health Network, Inc..................         *   11/01/07     2,970,000
    1,700   Paragon Health Network, Inc..................     9.500   11/01/07     1,729,750
    2,000   Sun Healthcare Group, Inc., 144A Private
            Placement (a)................................     9.375   05/01/08     2,040,000
    2,000   Vencor, Inc..................................     9.875   05/01/05     1,970,000
                                                                                ------------
                                                                                  20,304,750
                                                                                ------------
            HOTEL, MOTEL, INNS & GAMING  3.4%
    3,250   Argosy Gaming Co.............................    13.250   06/01/04     3,672,500
    3,075   Coast Hotels & Casinos, Inc..................    13.000   12/15/02     3,551,625
    3,950   Grand Casino, Inc. (c).......................    10.125   12/01/03     4,285,750
    1,000   Hard Rock Hotel, Inc., 144A Private Placement
            (a)..........................................     9.250   04/01/05     1,025,000
    2,000   Majestic Star Casino.........................    12.750   05/15/03     2,180,000
                                                                                ------------
                                                                                  14,714,875
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            LEISURE  4.3%
$   1,800   Booth Creek Ski Holdings, Inc................    12.500%  03/15/07  $  1,948,500
      300   Booth Creek Ski Holdings, Inc., 144A Private
            Placement (a)................................    12.500   03/15/07       324,750
    2,000   Premier Parks, Inc...........................     9.250   04/01/06     2,065,000
    6,000   Selmer, Inc..................................    11.000   05/15/05     6,570,000
    4,000   Silver Cinemas International, Inc., 144A
            Private Placement (a)........................    10.500   04/15/05     4,060,000
    1,650   Viacom International, Inc....................    10.250   09/15/01     1,823,250
    1,703   Waterford Gaming.............................    12.750   11/15/03     1,890,330
                                                                                ------------
                                                                                  18,681,830
                                                                                ------------
            MINING, STEEL, IRON & NON-PRECIOUS METAL 1.6%
    1,000   Inland Steel Co..............................    12.000   12/01/98     1,025,000
    2,000   Pen Holdings, Inc., 144A Private Placement
            (a)..........................................     9.875   06/15/08     2,005,000
    1,950   Renco Steel Holdings, Inc., 144A Private
            Placement (a)................................    10.875   02/01/05     1,959,750
    2,000   WCI Steel, Inc...............................    10.000   12/01/04     2,060,000
                                                                                ------------
                                                                                   7,049,750
                                                                                ------------
            OIL & GAS  4.7%
    4,700   Dawson Production Services, Inc..............     9.375   02/01/07     4,617,750
    1,150   Giant Industries, Inc........................     9.750   11/15/03     1,201,750
    4,450   Giant Industries, Inc........................     9.000   09/01/07     4,639,125
    1,350   KCS Energy, Inc..............................    11.000   01/15/03     1,451,250
    3,700   National Energy Group, Inc...................    10.750   11/01/06     3,367,000
    1,000   Petroleum Heat & Power, Inc..................    12.250   02/01/05       992,500
    2,200   Pride Petroleum Services, Inc................     9.375   05/01/07     2,348,500
    2,050   Wainoco Oil Corp., 144A Private Placement (a)     9.125   02/15/06     2,065,375
                                                                                ------------
                                                                                  20,683,250
                                                                                ------------
            PERSONAL & NON-DURABLE  1.3%
    5,100   Cole National Group, Inc.....................     9.875   12/31/06     5,520,750
                                                                                ------------
            PRINTING, PUBLISHING & BROADCASTING  8.9%
    3,000   Capstar Broadcasting Partners................     9.250   07/01/07     3,150,000
    2,500   Century Communications Corp..................     8.875   01/15/07     2,656,250
    1,850   Century Communications Corp..................     8.750   10/01/07     1,956,375
    1,050   CSC Holdings, Inc............................     8.125   08/15/09     1,123,500
    2,600   CSC Holdings, Inc............................    10.500   05/15/16     3,055,000
    3,500   EZ Communications, Inc.......................     9.750   12/01/05     3,867,500
    3,350   Gray Communications Systems, Inc.............    10.625   10/01/06     3,676,625
    1,250   Interep National Radio Sales, Inc. 144A
            Private Placement (a)........................    10.000   07/01/08     1,250,000
    2,700   International Cabletel, Inc. (b).............  0/12.750   04/15/05     2,369,250
    2,750   International Cabletel, Inc. (b).............  0/11.500   02/01/06     2,248,125
    4,000   K-III Communications Corp....................    10.250   06/01/04     4,290,000
    2,100   Northland Cable Television, Inc..............    10.250   11/15/07     2,247,000
    4,700   Pegasus Communications Corp..................     9.625   10/15/05     4,841,000
    2,000   Young Broadcasting, Inc......................    11.750   11/15/04     2,220,000
                                                                                ------------
                                                                                  38,950,625
                                                                                ------------
            RAIL & SHIPPING  0.4%
    1,750   Alpha Shipping, 144A Private Placement (a)...     9.500   02/15/08     1,649,375
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            RAW MATERIALS/PROCESSING INDUSTRIES  0.7%
$   2,900   S.D. Warren Co. (c)..........................    12.000%  12/15/04  $  3,204,500
                                                                                ------------
            RETAIL  1.2%
    1,250   Big 5 Corp...................................    10.875   11/15/07     1,300,000
    2,050   Community Distributors, Inc..................    10.250   10/15/04     2,142,250
    1,750   Hosiery Corp. America, Inc...................    13.750   08/01/02     1,929,375
                                                                                ------------
                                                                                   5,371,625
                                                                                ------------
            TELECOMMUNICATIONS  14.0%
    2,000   American Mobile Satellite Corp., 144A Private
            Placement (a)................................    12.250   04/01/08     1,870,000
    4,205   Centennial Cellular Corp.....................    10.125   05/15/05     4,730,625
    1,500   Clearview Cinema Group, Inc., 144A Private
            Placement (a)................................    10.875   06/01/08     1,526,250
    3,000   CTI Holdings, 144A Private Placement (a).....    11.500   04/15/08     1,665,000
    4,000   Echostar Communications Corp. (b)............  0/12.875   06/01/04     3,910,000
    4,000   GST Network Funding, Inc., 144A Private
            Placement (a) (b)............................  0/10.500   05/01/08     2,390,000
    1,350   Intermedia Communications of Florida, Inc....    13.500   06/01/05     1,599,750
    2,600   Intermedia Communications, Inc. (b)..........  0/11.250   07/15/07     1,907,750
    6,000   Intermedia Communications, Inc., 144A Private
            Placement (a)................................     8.600   06/01/08     6,060,000
    4,000   Metronet Communications Corp. (b)............   0/9.950   06/15/08     2,460,000
    2,000   MJD Communications, Inc., 144A Private
            Placement (a)................................     9.500   05/01/08     2,045,000
    3,500   Nextlink Communications, Inc., 144A Private
            Placement (a)................................     9.450   04/15/08     2,135,000
    1,000   Onepoint Communications Corp. (Including
            1,000 common stock warrants) 144A Private
            Placement (a)................................    14.500   06/01/08       945,000
    2,500   Optel, Inc., 144A Private Placement (a) (d)..    11.500   07/01/08     2,503,125
    1,000   Park N View, Inc., 144A Private Placement (a)    13.000   05/15/08       997,500
    8,000   Pinnacle Holdings, Inc., 144A Private
            Placement (a)................................    10.000   03/15/08     5,260,000
    4,355   PSINet, Inc..................................    10.000   02/15/05     4,431,213
    2,500   RSL Communications, 144A Private Placement (a)        *   03/01/08     1,487,500
    3,750   Spectrasite Holdings, Inc., 144A Private
            Placement (a)................................    12.000   07/15/08     2,081,250
    3,000   Startec Global Communications, 144A Private
            Placement (a)................................    12.000   05/15/08     2,925,000
    2,000   Telecommunications Tech Co., 144A Private
            Placement (a)................................     9.750   05/15/08     2,045,000
    2,750   Triton Communications, Inc., 144A Private
            Placement (a)................................         *   05/01/08     1,553,750
    7,550   United International Holdings, Inc...........    10.750   02/15/08     4,681,000
                                                                                ------------
                                                                                  61,209,713
                                                                                ------------
            TEXTILES  1.8%
    1,750   Cluett American Corp., 144A Private Placement
            (a)..........................................    10.125   05/15/08     1,732,500
    1,650   Pillowtex Corp...............................    10.000   11/15/06     1,769,625
    2,850   Pillowtex Corp...............................     9.000   12/15/07     2,928,375
    1,500   Scovill Fasteners, Inc.......................    11.250   11/30/07     1,548,750
                                                                                ------------
                                                                                   7,979,250
                                                                                ------------
            TRANSPORTATION  1.6%
    3,000   Atlas Air, Inc. 144A Private Placement (a)...     9.250   04/15/08     2,992,500
    4,000   U.S. Airways, Inc............................     8.625   09/01/98     4,015,760
                                                                                ------------
                                                                                   7,008,260
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            UTILITIES  2.1%
$   4,250   AES Corp. (c)................................    10.250%  07/15/06  $  4,621,875
    1,200   AES Corp.....................................     8.375   08/15/07     1,215,000
      600   El Paso Electric Co..........................     8.250   02/01/03       640,500
    1,500   El Paso Electric Co..........................     8.900   02/01/06     1,680,000
      854   Midland Cogeneration Venture.................    10.330   07/23/02       922,185
                                                                                ------------
                                                                                   9,079,560
                                                                                ------------
            TOTAL DOMESTIC CORPORATE BONDS  72.7%.............................   317,524,638
                                                                                ------------

   Par
 Amount
in Local
Currency
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            FOREIGN BONDS AND DEBT SECURITIES  19.1%
            ARGENTINA  2.1%
$   3,000   Banco De Credito Argentino (US$).............     9.500%  04/24/00  $  3,045,000
    1,000   Credito Argentino Sa (US$)...................     9.500   04/24/00     1,015,000
    1,000   Federal Republic of Argentina (Var. Rate
            Cpn.) (US$)..................................     5.750   03/31/23       744,375
    1,000   Republic of Argentina (Var. Rate Cpn.)
            (US$)........................................     6.625   03/31/23       812,500
    3,800   Republic of Argentina (US$)..................     6.625   03/31/05     3,355,400
                                                                                ------------
                                                                                   8,972,275
                                                                                ------------
            AUSTRALIA  0.2%
    1,100   Commonwealth of Australia (AU$)..............    10.000   10/15/02       803,145
                                                                                ------------
            BRAZIL  1.6%
    1,806   Brazil Media Trust (US$).....................    6.5625   09/15/07     1,461,403
    3,000   Companhia Paranaen (US$).....................     9.750   05/02/05     2,805,000
    2,000   Federal Republic of Brazil (US$).............    10.125   05/15/27     1,726,000
      500   Multicanal Participacoes Series B (US$)......    12.625   06/18/04       501,250
      500   Multicanal Participacoes (US$)...............    12.625   06/18/04       501,250
                                                                                ------------
                                                                                   6,994,903
                                                                                ------------
            CANADA  3.6%
    1,000   Canadian Airlines Corp. (US$)................    10.000   05/01/05     1,010,000
    5,400   Fonorola, Inc. (US$).........................    12.500   08/15/02     5,980,500
    3,500   Fundy Cable Ltd. (US$).......................    11.000   11/15/05     3,850,000
    4,500   Trizec Finance (US$).........................    10.875   10/15/05     5,085,000
                                                                                ------------
                                                                                  15,925,500
                                                                                ------------
            CHILE  0.2%
    1,000   Empresa Electrica Delaware Norte Sa, (US$)
            144A Private Placement (a)...................     7.750   03/15/06       863,530
                                                                                ------------
            COLUMBIA  1.1%
    2,500   Financiera Energetica (US$)..................     9.375   06/15/06     2,425,000
    2,300   Financiera Energetica (US$), 144A Private
            Placement (a)................................     9.375   06/15/06     2,231,000
                                                                                ------------
                                                                                   4,656,000
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            ITALY  0.2%
1,500,000   Federal Republic of Italy (Lira).............    10.000%  08/01/03     1,042,212
                                                                                ------------
            KOREA  0.5%
    1,100   Korea Dev Bk (US$)...........................     6.250   05/01/00     1,006,478
    1,500   Republic of Korea (US$)......................     8.875   04/15/08     1,365,000
                                                                                ------------
                                                                                   2,371,478
                                                                                ------------
            LUXEMBOURG  1.5%
    8,500   Millicom International Cellular (US$) (b)
            (c)..........................................  0/13.500   06/01/06     6,566,250
                                                                                ------------
            MEXICO  1.9%
    5,000   Satelites Mexicanos S A De CV, (US$) 144A
            Private Placement (a)........................    10.125   11/01/04     4,900,000
    2,000   United Mexican States (US$)..................    11.375   09/15/16     2,226,000
    1,000   United Mexican States (US$)..................     6.250   12/31/19       828,125
      500   United Mexican States (US$)..................    11.500   05/15/26       568,750
                                                                                ------------
                                                                                   8,522,875
                                                                                ------------
            MOROCCO  1.0%
    5,000   Morocco Trust A Loan (US$) (e)...............    6.5625   01/01/09     4,287,500
                                                                                ------------
            PANAMA  0.9%
    4,000   Republic of Panama (US$).....................     8.875   09/30/27     3,780,000
                                                                                ------------
            POLAND  1.2%
    1,000   Government of Poland (Var. Rate Cpn.)
            (US$)........................................    6.6875   10/27/24       984,375
    4,250   Netia Holdings B V (US$).....................    10.250   11/01/07     4,122,500
                                                                                ------------
                                                                                   5,106,875
                                                                                ------------
            RUSSIA  1.7%
    2,000   City of Moscow (US$).........................     9.500   05/31/00     1,701,400
    4,000   Ministry of Finance Russia (US$).............    10.000   06/26/07     3,010,000
    2,000   Russia Principal Loans (US$) (e).............     6.625   12/15/20       953,750
    3,000   Vnesheconombank (US$) (e)....................         *   12/15/15     1,430,625
      768   Vnesheconombank (US$) 144A Private Placement
            (Var. Rate Cpn.) (a).........................     6.625   12/02/98       427,498
                                                                                ------------
                                                                                   7,523,273
                                                                                ------------
            UNITED KINGDOM  1.4%
    1,500   Cenargo International Ltd., (US$) 144A
            Private Placement (a)........................      9.75   06/15/08     1,477,500
    2,700   Diamond Cable Commerce Plc (US$) (b).........   0/10.75   02/15/07     1,984,500
    1,400   Esprit Telecom Group Plc (US$)...............    11.500   12/15/07     1,445,500
    1,250   Esprit Telecom Group Plc, (US$) 144A Private
            Placement (a)................................    10.875   06/15/08     1,246,875
                                                                                ------------
                                                                                   6,154,375
                                                                                ------------
            TOTAL FOREIGN BONDS AND DEBT SECURITIES  19.1%....................    83,570,191
                                                                                ------------
            TOTAL CORPORATE BONDS  91.8%......................................   401,094,829
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

Description                                                                       Market Value
----------------------------------------------------------------------------------------------
EQUITIES  2.1%
American Telecasting, Inc. (8,370 common stock warrants)(g).....................  $      4,185
Capital Gaming International, Inc. (5,000 common stock warrants) (g)............             0
Coastal Finance, Inc. (40,000 preferred shares).................................       980,000
CSC Holdings, Inc. (1 preferred share)..........................................           122
El Paso Electric Co. (22,459 preferred shares)(f)...............................     2,425,610
Hosiery Corp. America, Inc. (1,000 common stock warrants)(g)....................        52,500
Intermedia Communications of Florida, Inc. (3,150 common stock warrants), 144A
  Private Placement (a) (g).....................................................       441,000
Meditrust (3,867 common stock warrants)(g)......................................       107,793
Time Warner, Inc. (4,799 preferred shares) (f)..................................     5,338,887
Urohealth Systems, Inc. (2,550 common stock warrants), 144A Private Placement
  (a) (g).......................................................................            26
                                                                                  ------------
TOTAL EQUITIES..................................................................     9,350,123
                                                                                  ------------
SWAP TRANSACTIONS  0.0%
Merrill Lynch, 20.0 million US$ notional amount, maturing 9/1/98, payment based
upon the spread of the Merrill Lynch Master Index...............................        23,798
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  93.9%
  (Cost $407,409,972)...........................................................   410,468,750
                                                                                  ------------
REPURCHASE AGREEMENT  4.1%
  J.P. Morgan Securities, (U.S. T-Note, $13,355,000 par, 12.000% coupon, due
  05/15/05 dated 06/30/98 to be sold on 07/01/98 at $18,004,750)
  (Cost $18,002,000)............................................................    18,002,000
                                                                                  ------------
TOTAL INVESTMENTS  98.0%
  (Cost $425,411,972)...........................................................   428,470,750
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%.....................................     8,589,321
                                                                                  ------------
NET ASSETS  100.0%..............................................................  $437,060,071
                                                                                  ============

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open options, futures, forwards or swap transactions.

(d) Securities purchased on a when issued or delayed delivery basis.

(e) Security is a bank loan participation.

(f) Payment-in-kind security.

(g) Non-income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $425,411,972).......................    $  428,470,750
Cash........................................................           213,636
Receivables:
  Investments Sold..........................................         8,559,865
  Interest..................................................         7,169,496
  Fund Shares Sold..........................................           768,415
Forward Currency Contracts..................................            15,198
Other.......................................................            14,161
                                                                --------------
      Total Assets..........................................       445,211,521
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         4,750,000
  Income Distributions......................................         1,817,044
  Fund Shares Repurchased...................................           632,649
  Distributor and Affiliates................................           380,544
  Investment Advisory Fee...................................           236,298
  Variation Margin on Futures...............................            28,125
Trustees' Deferred Compensation and Retirement Plans........           127,410
Options at Market Value (Net premiums paid of $1,775).......             3,750
Accrued Expenses............................................           175,630
                                                                --------------
      Total Liabilities.....................................         8,151,450
                                                                --------------
NET ASSETS..................................................    $  437,060,071
                                                                ==============
NET ASSETS CONSIST OF:
Capital.....................................................    $  521,893,588
Net Unrealized Appreciation.................................         2,966,018
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (1,685,377)
Accumulated Net Realized Loss...............................       (86,114,158)
                                                                --------------
NET ASSETS..................................................    $  437,060,071
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $280,565,914 and 28,360,164 shares of
    beneficial interest issued and outstanding).............    $         9.89
    Maximum sales charge (4.75%* of offering price).........               .49
                                                                --------------
    Maximum offering price to public........................    $        10.38
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $145,003,244 and 14,662,143 shares of
    beneficial interest issued and outstanding).............    $         9.89
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,490,913 and 1,162,594 shares of
    beneficial interest issued and outstanding).............    $         9.88
                                                                ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $7,881).......    $40,758,538
Dividends...................................................        951,901
Other.......................................................      1,196,387
                                                                -----------
    Total Income............................................     42,906,826
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,298,466
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $687,422, $1,410,829, and $98,799,
  respectively).............................................      2,197,050
Shareholder Services........................................        644,982
Custody.....................................................        120,938
Trustees' Fees and Expenses.................................         31,475
Legal.......................................................         28,850
Other.......................................................        297,676
                                                                -----------
    Total Expenses..........................................      6,619,437
    Less Fees Waived........................................        439,795
                                                                -----------
    Net Expenses............................................      6,179,642
                                                                -----------
NET INVESTMENT INCOME.......................................    $36,727,184
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................    $ 9,805,802
    Options.................................................       (104,912)
    Futures.................................................        497,291
    Forwards................................................         46,182
    Foreign Currency Transactions...........................         (6,359)
                                                                -----------
Net Realized Gain...........................................     10,238,004
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,798,356
                                                                -----------
  End of the Period:
    Investments.............................................      3,058,778
    Options.................................................         (5,525)
    Futures.................................................        (87,188)
    Foreign Currency Translation............................            (47)
                                                                -----------
                                                                  2,966,018
                                                                -----------
Net Unrealized Depreciation During the Period...............     (8,832,338)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 1,405,666
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $38,132,850
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                           June 30, 1998      June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................         $ 36,727,184     $ 34,529,017
Net Realized Gain....................................           10,238,004        9,725,173
Net Unrealized Appreciation/Depreciation During the
  Period.............................................           (8,832,338)       6,256,307
                                                               -----------       ----------
Change in Net Assets from Operations.................           38,132,850       50,510,497
                                                               -----------       ----------
Distributions from Net Investment Income.............          (36,588,695)     (34,529,017)
Distributions in Excess of Net Investment Income.....                  -0-         (412,288)
                                                               -----------       ----------
  Distributions from and in Excess of Net Investment
    Income*..........................................          (36,588,695)     (34,941,305)
Return of Capital Distribution*......................                  -0-         (612,243)
                                                               -----------       ----------
  Total Distributions................................          (36,588,695)     (35,553,548)
                                                               -----------       ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................            1,544,155       14,956,949
                                                               -----------       ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................          141,976,974      151,222,275
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................           14,616,655       13,768,097
Cost of Shares Repurchased...........................         (145,829,346)    (130,375,583)
                                                               -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...           10,764,283       34,614,789
                                                               -----------      -----------
TOTAL INCREASE IN NET ASSETS.........................           12,308,438       49,571,738
NET ASSETS:
Beginning of the Period..............................          424,751,633      375,179,895
                                                               -----------      -----------
End of the Period (Including accumulated
  distributions in excess of net investment income of
  $1,685,377 and $1,905,853, respectively)...........         $437,060,071     $424,751,633
                                                              ============     ============

                                          Year Ended         Year Ended
      *Distributions by Class            June 30, 1998      June 30, 1997
-------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares...................      $(24,757,453)      $(24,888,535)
  Class B Shares...................       (11,057,055)        (9,438,468)
  Class C Shares...................          (774,187)          (614,302)
                                        -------------       ------------
                                         $(36,588,695)      $(34,941,305)
                                        =============       ============
Return of Capital Distribution:
  Class A Shares...................      $        -0-       $   (430,710)
  Class B Shares...................               -0-           (170,818)
  Class C Shares...................               -0-            (10,715)
                                        -------------       ------------
                                         $        -0-       $   (612,243)
                                        =============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                       Year Ended June 30
                                       --------------------------------------------------
Class A Shares                           1998      1997       1996      1995       1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................    $ 9.854   $ 9.493    $ 9.398   $ 9.643    $10.380
                                       --------   -------   --------   -------   --------
  Net Investment Income.............       .857      .857       .878      .844       .908
  Net Realized and Unrealized
    Gain/Loss.......................       .037      .384       .147     (.099)     (.595)
                                       --------   -------   --------   -------   --------
Total from Investment Operations....       .894     1.241      1.025      .745       .313
                                       --------   -------   --------   -------   --------
Less:
  Distributions from and in Excess
    of Net Investment Income........       .855      .865       .880      .815       .950
  Return of Capital Distribution....        -0-      .015       .050      .175       .100
                                       --------   -------   --------   -------   --------
Total Distributions.................       .855      .880       .930      .990      1.050
                                       --------   -------   --------   -------   --------
Net Asset Value, End of the
  Period............................    $ 9.893   $ 9.854    $ 9.493   $ 9.398    $ 9.643
                                       ========   =======   ========   =======   ========
Total Return* (a)...................      9.36%    13.60%     11.26%     8.50%      2.92%
Net Assets at End of the Period (In
  millions).........................    $ 280.6   $ 288.0    $ 271.1   $ 253.3    $ 260.7
Ratio of Expenses to Average Net
  Assets *..........................      1.14%     1.17%      1.31%     1.31%      1.32%
Ratio of Net Investment Income to
  Average Net Assets *..............      8.61%     8.83%      9.16%     9.13%      8.85%
Portfolio Turnover..................       154%      125%       102%      152%       203%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................      1.24%     1.26%      1.31%       N/A        N/A
Ratio of Net Investment Income to
  Average Net Assets................      8.51%     8.73%      9.15%       N/A        N/A

(a) Total return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                         Year Ended June 30,
                                           -----------------------------------------------
             Class B Shares                 1998      1997      1996      1995      1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................   $ 9.855   $ 9.497   $ 9.398   $ 9.638   $10.382
                                           -------   -------   -------   -------   -------
  Net Investment Income.................      .782      .777      .797      .788      .889
  Net Realized and Unrealized
    Gain/Loss...........................      .036      .389      .160     (.115)    (.665)
                                           -------   -------   -------   -------   -------
Total from Investment Operations........      .818     1.166      .957      .673      .224
                                           -------   -------   -------   -------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income...............      .783      .794      .812      .751      .877
  Return of Capital Distribution........       -0-      .014      .046      .162      .091
                                           -------   -------   -------   -------   -------
Total Distributions.....................      .783      .808      .858      .913      .968
                                           -------   -------   -------   -------   -------
Net Asset Value, End of the Period......   $ 9.890   $ 9.855   $ 9.497   $ 9.398   $ 9.638
                                           =======   =======   =======   =======   =======
Total Return* (a).......................     9.28%    12.64%    10.55%     7.61%     2.11%
Net Assets at End of the Period (In
  millions).............................   $ 145.0   $ 128.7   $  97.1   $  55.9   $  33.2
Ratio of Expenses to Average Net
  Assets*...............................     1.91%     1.93%     2.07%     2.04%     2.13%
Ratio of Net Investment Income to
  Average Net Assets*...................     7.84%     8.03%     8.39%     8.35%     7.94%
Portfolio Turnover......................      154%      125%      102%      152%      203%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets................................     2.01%     2.02%     2.07%       N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets....................     7.74%     7.94%     8.38%       N/A       N/A

(a) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                August 13, 1993
                                                 Year Ended June 30,            (Commencement of
                                        -------------------------------------   Distribution) to
            Class C Shares               1998      1997      1996      1995     June 30, 1994(a)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period..............................  $ 9.851   $ 9.495   $ 9.396   $ 9.643     $10.340
                                        -------   -------   -------   -------     -------
  Net Investment Income...............     .780      .780      .828      .745        .761
  Net Realized and Unrealized
    Gain/Loss.........................     .036      .384      .129     (.079)      (.605)
                                        -------   -------   -------   -------     -------
Total from Investment Operations......     .816     1.164      .957      .666        .156
                                        -------   -------   -------   -------     -------
Less:
  Distributions from and in Excess of
    Net Investment Income.............     .783      .794      .812      .751        .763
  Return of Capital Distribution......      -0-      .014      .046      .162        .090
                                        -------   -------   -------   -------     -------
Total Distributions...................     .783      .808      .858      .913        .853
                                        -------   -------   -------   -------     -------
Net Asset Value, End of Period........  $ 9.884   $ 9.851   $ 9.495   $ 9.396     $ 9.643
                                        =======   =======   =======   =======     =======
Total Return* (b).....................    8.47%    12.65%    10.55%     7.61%       1.37%**
Net Assets at End of Period
  (In millions).......................  $  11.5   $   8.1   $   7.0   $   2.0     $   2.2
Ratio of Expenses to Average Net
  Assets*.............................    1.91%     1.93%     2.06%     2.12%       2.14%
Ratio of Net Investment Income to
  Average Net Assets*.................    7.83%     8.08%     8.38%     8.13%       7.91%
Portfolio Turnover....................     154%      125%      102%      152%        203%**
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................    2.01%     2.03%     2.07%       N/A         N/A
Ratio of Net Investment Income to
  Average Net Assets..................    7.73%     7.99%     8.38%       N/A         N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund, formerly known as Van Kampen American Capital High Yield Fund, (the "Fund") is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account

                                 June 30, 1998
--------------------------------------------------------------------------------

along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $85,906,541, which will expire between June 30, 1999 and June 30, 2004. Of this amount, $39,385,731 will expire on June 30, 1999. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, currency gains, and mark to market on futures contracts at June 30, 1998.

    At June 30, 1998, for federal income tax purposes, the cost of long- and short-term investments is $425,712,303; the aggregate gross unrealized appreciation is $9,418,800 and the aggregate gross unrealized depreciation is $6,684,151, resulting in net unrealized appreciation of $2,734,649.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of net realized gains on foreign currency transactions of $81,987 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

F. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. BANK LOAN PARTICIPATIONS--The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                 AVERAGE NET ASSETS                        % PER ANNUM
--------------------------------------------------------------------------
First $500 million..................................             .75 of 1%
Over $500 million...................................             .65 of 1%

    For the year ended June 30, 1998, the Adviser waived a portion of its advisory fee. This waiver is voluntary and may be discontinued at any time.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $15,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                                 June 30, 1998
--------------------------------------------------------------------------------

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $55,000 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $458,900. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Additionally, for the year ended June 30, 1998, the Fund reimbursed Van Kampen approximately $19,600 related to the direct cost of consolidating the Van Kampen open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At June 30, 1998, capital aggregated $369,566,903,

                                 June 30, 1998
--------------------------------------------------------------------------------

$141,033,457 and $11,293,228 for Class A, B and C shares, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................      8,945,784    $  89,317,500
  Class B..................................      4,588,921       45,799,499
  Class C..................................        687,284        6,859,975
                                               -----------    -------------
Total Sales................................     14,221,989    $ 141,976,974
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................        997,599    $   9,948,016
  Class B..................................        427,244        4,261,071
  Class C..................................         40,893          407,568
                                               -----------    -------------
Total Dividend Reinvestment................      1,465,736    $  14,616,655
                                               ===========    =============
Repurchases:
  Class A..................................    (10,812,030)   $(107,994,896)
  Class B..................................     (3,408,945)     (33,992,220)
  Class C..................................       (385,647)      (3,842,230)
                                               -----------    -------------
Total Repurchases..........................    (14,606,622)   $(145,829,346)
                                               ===========    =============

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $378,296,283, $124,965,107 and
$7,867,915 for Class A, B and C shares, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................      9,665,241    $  93,909,024
  Class B..................................      5,509,891       53,363,176
  Class C..................................        406,766        3,950,075
                                                ----------    -------------
Total Sales................................     15,581,898    $ 151,222,275
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      1,014,981    $   9,862,811
  Class B..................................        369,698        3,593,610
  Class C..................................         32,085          311,676
                                               -----------    -------------
Total Dividend Reinvestment................      1,416,764    $  13,768,097
                                               ===========    =============
Repurchases:
  Class A..................................    (10,008,711)   $ (97,324,996)
  Class B..................................     (3,049,089)     (29,617,644)
  Class C..................................       (353,416)      (3,432,943)
                                               -----------    -------------
Total Repurchases..........................    (13,411,216)   $(130,375,583)
                                               ===========    =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B         CLASS C
---------------------------------------------------------------------------
First............................................     4.00%           1.00%
Second...........................................     3.75%            None
Third............................................     3.50%            None
Fourth...........................................     2.50%            None
Fifth............................................     1.50%            None
Sixth............................................     1.00%            None
Seventh and Thereafter...........................      None            None

                                 June 30, 1998
--------------------------------------------------------------------------------

    For the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $78,100 and CDSC on redeemed shares of approximately $342,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $657,401,849 and $607,133,236, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended June 30, 1998, were as follows:

                                                  CONTRACTS    PREMIUM
-----------------------------------------------------------------------
Outstanding at June 30, 1997....................       0      $       0
Options Written and Purchased (Net).............     700       (179,977)
Options Terminated in Closing Transactions
  (Net).........................................    (200)        60,976
Options Expired (Net)...........................    (200)       117,226
                                                    ----      ---------
Outstanding at June 30, 1998....................     300      $  (1,775)
                                                    ====      =========

                                 June 30, 1998
--------------------------------------------------------------------------------

    The related futures contracts of the outstanding option transactions as of June 30, 1998, and the descriptions and market values are as follows:

                                                                  MARKET
                                           EXPIRATION MONTH/     VALUE OF
                              CONTRACTS      EXERCISE PRICE      OPTIONS
-------------------------------------------------------------------------
Euro Dollar Options
Sep 1998--Purchased Put.....        100                Sep/94    $ 2,500
Sep 1998--Purchased Put.....         50                Sep/94      1,250
Sep 1998--Written Call......        100              Sep/94.5     (5,000)
Sep 1998--Written Call......         50              Sep/94.5     (2,500)
                                    ---                          --------
                                    300                          $(3,750)
                                    ===                          ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                         Contracts
------------------------------------------------------------------
Outstanding at June 30, 1997.........................        -0-
Futures Opened.......................................      1,675
Futures Closed.......................................     (1,575)
                                                          ------
Outstanding at June 30, 1998.........................        100
                                                          ======

                                 June 30, 1998
--------------------------------------------------------------------------------

    The futures contracts outstanding as of June 30, 1998, and the descriptions and unrealized depreciation are as follows:

                                                            UNREALIZED
                                               CONTRACTS   DEPRECIATION
-----------------------------------------------------------------------
LONG CONTRACTS:
U.S. Treasury Bond Future Sep 1998
  (Current notional value $123,594 per
  contract)..................................      20        $ 49,375
U.S. Treasury Bond Future Sep 1998
  (Current notional value $123,594 per
  contract)..................................      30          25,313
U.S. Treasury Bond Future Sep 1998
  (Current notional value $123,594 per
  contract)..................................      25           5,469
U.S. Treasury Bond Future Sep 1998
  (Current notional value $123,594 per
  contract)..................................      25           7,031
                                                  ---        --------
                                                  100        $ 87,188
                                                  ===        ========

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At June 30, 1998, the Fund has realized gains on closed but unsettled forward currency contracts of $15,198 scheduled to settle on July 15, 1998.

D. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $1,017,300.